SEC 873 (11-05)
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                January 18, 2006
                 Date of Report (Date of earliest event reported

                               Subjex Corporation
             (Exact name of registrant as specified in its charter)

          Minnesota                      0-29711                41-1596056
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of Incorporation)                                     Identification No)


5720 Smetana Drive, Suite 325 Minnetonka, MN                      55343
(Address of principal executive offices)                        (Zip Code)


                                 (952) 931-0501
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

A. REPORT.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On January 12, 2006 a material definitive agreement was made which was not made in the ordinary course of Subjex Corporation business thus prompting an 8k filing with the SEC. This agreement was signed by Andrew Hyder of Subjex Corporation and Howard Walsh of Farsuperior Management LLC. A sales and management agreement were also agreed to; signed by Andrew Hyder of Subjex Corporation and Wayne Warrington of Farsuperior Management LLC. These agreements complete Subjex corporation obligations for the closing of the acquisition with Farsuperior management on its stated acquisition announced in December of 2005. As a result of all parties completing their obligations under such agreement, the date of the closing of this agreement was January 12th 2006 and is being executed as follows.

Operational requirements of the two parties will include working together to continue to execute on the Fartsuperior.com business model and SubjexCSR/ME sales systems. Subjex Corporation will gradually take over technical operations of the Farsuperior web properties and integrate them with its other operations. The material terms of the closing and acquisition agreement are performance based. Farsuperior management will receive a declining percentage of revenue generated from its sales that it generates over 4 years and warrant options based upon performance. Revenue percentages do not include sales Subjex Corporation earns out side of the Farsuperior business model. In year one this percentage will be 25% of revenues generated from Farsuperior; year 2 will be 20%; year 3 will be 10% and year 4 will be 5%. Subsequent years will pay nothing to Farsuperior management LLC as Subjex Corporations obligations relating to cash pay outs will be fulfilled. This filing completes Subjex Corporations obligations as it relates to the filing requirements of an 8K filing as defined by the SEC.



SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Subjex Corporation
(Registrant)



By /s/ Andrew Hyder

(Signature)


Andrew Hyder, CEO (acting CFO)
January 18th 2006